1 EARNINGS PRESENTATION 1Q 2022 M a y 5 , 2 0 2 2

2 Some of the statements contained in this Quarterly Report on Form 10-Q (this "Quarterly Report") constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this Quarterly Report reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the duration and severity of the current novel coronavirus (COVID-19) pandemic, driven by, among other factors, the treatment developments and public adoption rates and effectiveness of COVID-19 vaccines against emerging variants of COVID-19 such as the Delta and Omicron variants; the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our growth and earnings profile; whether the transactions with Wafra and AMP Capital will be completed within the time frame and on the terms anticipated or at all, and whether we will realize any of the anticipated benefits from the transactions; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy the proceeds received from the sale of our non-digital legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as BRSP) to execute their business strategies; BRSP's trading price and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the COVID-19 pandemic, supply chain difficulties and possible inflation; the impact of legislative, regulatory and competitive changes; the risks of the transition from a REIT to a C-corporation for tax purposes, and the related liability for corporate and other taxes; whether we will deliver and exceed 2022 financial guidance; whether the DigitalBridge strategies will achieve their Target Returns; whether we will achieve the Future Capital to Allocate; whether we will achieve anticipated growth in AUM for 2022 and the expected further fundraising encompassed in such growth; whether our EBITDA Growth CAGR trajectory will mirror established players’ two-to-three decade head start; whether we will be able to utilize existing tax attributes to offset taxable income to the extent contemplated; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; and our understanding of our competition. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this Quarterly Report. Readers of this Quarterly Report should also read our other periodic filings made with the Securities and Exchange Commission (the "SEC") and other publicly filed documents for further discussion regarding such factors This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendices herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the appendices. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

3 AGENDA 1. 1Q Highlights 2. Financial Results 3. Executing the Digital Playbook 4. Q&A 5. Appendix

4 1 1Q HIGHLIGHTS

5 1Q 2022 – ALREADY DELIVERING ON KEY 2022 OBJECTIVES In the first four months of 2022, DigitalBridge has announced a series of transactions that position the firm to deliver and exceed 2022 financial guidance while also advancing key strategic objectives that enhance the firm’s ability to pair capital with the best opportunities across digital infrastructure and increase investor exposure to increasingly attractive build economics. Build a Full-Stack Digital Infra Investor Invest in High-Quality Digital Businesses Accelerate & Scale High Performance Platform Note: There can be no assurance that DBRG meets or exceeds guidance amounts, or that the transactions with Wafra and AMP Capital will close on the timing anticipated or at all. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

# ACCRETIVE WAFRA TRANSACTION BOOSTS DIGITAL IM EARNINGS

## Strategic transaction gives DigitalBridge 100% Ownership of Fast-Growing Digital IM Platform.

### Increased Ownership

Agreement to purchase Wafra's ownership stake in Digital IM will increase DBRG share of FRE from 68.5% to 100%

### Higher Earnings

$38M incremental run-rate FRE to DBRG at-share based on midpoint '22 guidance of $120M, +46% increase. It gets better...projected incremental FRE of $46M in 2023 and $60M+ by 2025 at the midpoint

### Attractive Valuation

Forward multiples reflect expected rapid growth in Digital IM platform

- Compares favorably with: DBRG target deployment multiples: 20x EBITDA; Public Alt Asset Mgmt peers: Averaging 25-30x FRE; Other recent transactions: Barings Asia
- Wafra will continue to participate in upside through stock ownership, 50% of consideration in stock

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

## DBRG Fee-Related Earnings Guidance



Run-rate '22
DBRG FRE
Increases by
+46%
($ in millions; FRE mid-point at DBRG share)
Post-Transaction DBRG Share
Pre-Transaction Wafra Share
Pre-Transaction DBRG Share
$120(1)
+$38
$82
$145
+$46
$99
$190
+$60
$130
2022(1)
2023
2025

### Attractive Valuation Metrics

| | 2022 | 2023 | 2025 |
|---|---|---|---|
| Transaction Consideration (assumes Earnout achieved in 2023) | $800M | $925M | $925M |
| Incremental IM FRE (31.5% of mid-point) | +$38M | +$46M | +$60M |
| Transaction Multiple | 21.1x | 20.1x | 15.4x |

Guidance Previously reported on 2/24/2022

1) 2022 Incremental FRE represents run-rate FRE, DBRG does not expect to recapture IM FRE paid to Wafra for 2022 prior to transaction close

DIGITALBRIDGE
6

# CHANGE TO CONVENTIONAL C-CORP INCREASES FLEXIBLITY

DigitalBridge has maintained pragmatic approach to legacy REIT status… 'Does it serve our strategy?' In connection with Wafra transaction, will revert to conventional C-Corp structure, not pursue REIT election.

## ADDITIONAL STRATEGIC FLEXIBILITY

**Ability to reinvest and scale** – Prioritize fast-growing digital platform over time over REIT 'gymnastics'

- Wafra transaction is excellent example of 'highest and best use' of capital that does not fit REIT structure
- Other examples: Warehouse investments on balance sheet, acquisition of other attractive non-REIT qualified assets

**Long term perspective** - Future performance fees (carried interest) expected to impact REIT income tests,

**Simplification** - Streamlined structure, lower administrative expenses

## TAX IMPLICATIONS – DE MINIMIS

Analysis of potential tax implications conducted using Company's published forward guidance highlights significant and attractive DigitalBridge tax attributes which make REIT election unnecessary

**Result: 5-Year NPV of tax impact expected to range from $10-60M**

| Capital Loss Carryforwards (Est) | Net Operating Losses (Est) |
|---|---|
| Q1 2022 Estimate Balance | Q1 2022 Estimated Balance |
| $1,000M | $100M |
| Generally applicable to:<br>▪ Gains/Losses from Investments<br>▪ Performance Fees (carried interest) | Generally applicable to:<br>▪ Income from Digital Operating<br><br>Note: Digital IM already in taxable REIT subsidiary, NO CHANGE |

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

DIGITALBRIDGE

7

# DIGITALBRIDGE ACQUIRES AMP CAPITAL INTL INFRA EQUITY BUSINESS

Accretive transaction represents unique opportunity to achieve Day 1 scale in complementary mid-market segment with management team, portfolio of existing investments, strong earnings, and further FEEUM growth potential.

**Advances *"Full Stack"* IM Strategy**

- Strategic Fit – similar 'value-add' infrastructure equity franchise targets smaller - $100-500M - high-return mid-market opportunities with Digital+ mandate
- New digital logos and expanded global LP base

**Accretive Transaction to Boost DBRG Earnings**

- Accretive transaction expected to boost 2022 Digital IM run-rate fee related earnings ("FRE") by $22.8M, ~20% above midpoint of prior guidance
- FEEUM higher by $5.5B, to $24.3B as of 1Q22

**High Caliber Plug-and-Play Team**

- Experienced investment team, augments DBRG's industry-leading team of digital infra professionals
- 25+ professionals based in UK with a shared focus on generating attractive long-term risk-adjusted returns

## Attractive Valuation

| TRANSACTION MULTIPLE (all figures USD) | |
|---|---|
| IM Platform Consideration[1]<br>IM platform+carried interest | $192M |
| Incremental IM FRE[1]<br>Run-Rate 2022 Estimate | $23M |
| **Transaction Multiple[2]** | **8.4x** |
| Other Consideration | |
| Sponsor Fund Investments<br>Acquisition of sponsor fund commitments to GIF I and GIF II at 4Q21 fair value; Future appreciation will correlate with investment performance | $136M |
| Max Potential Earnout[1]<br>See following page for detail on contingent consideration | $129M |

1) Assumes FX of 1 AUD = 0.7162 USD
2) Transaction Multiple calculated as: IM Platform Consideration / Run-Rate 2022 FRE Estimate; excludes long-term Contingent Consideration and dollar-for-dollar Sponsor Fund Investments

DIGITALBRIDGE

8

# NEW TRANSACTIONS TO ACCELERATE DIGITAL IM GROWTH

Consolidating Wafra stake and opportunistic AMP transaction to generate powerful earnings growth in Digital IM, with run-rate DBRG fee-related earnings 74% higher than at beginning of year, executed at attractive valuation levels.

*($ in millions; FRE mid-point at DBRG share)*



Run-rate '22
DBRG FRE (1)
Increases by
+74%
Post GIF Transaction DBRG Share
Post Wafra Transaction DBRG Share
Original FRE Guidance DBRG Share
$82
$120
$143
2022 (1)(2)

## Attractive Valuation Levels

| | |
|---|---|
| Wafra & AMP Capital Transaction Consideration ($800M+$192M; Does not include potential earnouts) | $992M |
| Incremental IM FRE | $61M |
| **Blended Transaction Multiple** | 16.3x |

1) 2022 Incremental FRE represents run-rate FRE
2) Assumes FX of 1 AUD = 0.7162 USD
3) Transaction Multiple calculated as: IM Platform Consideration / Run-Rate 2022 FRE Estimate; excludes long-term Contingent Consideration and dollar-for-dollar Sponsor Fund Investments

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations, for 2022 and beyond. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

DIGITALBRIDGE
9

# KEY INVESTMENTS ADVANCE FULL-STACK STRATEGY

DigitalBridge made 'warehouse' investments across all three new verticals - CORE, CREDIT, VENTURES - outlined as key components of its Full-Stack strategy built to pair the best ideas in digital infrastructure with the right capital.

## CORE+

telenet

**Transaction:** Announced deal to acquire the mobile telecommunications tower assets of Telenet Group Holding NV in all-cash transaction valued at €745M, or $820M[1]

**Scope:** Unique opportunity to create first independent TowerCo in Belgium. Expansive, nationwide footprint of **3,322** sites including:

- **2,158** owned sites
- **1,164** third-party sites

Key CORE+ characteristics: stable, predictable cashflows, high cash conversion, and long-term contracts

[1] Based on exchange rate as of March 24, 2022.

## CREDIT

everstream
FASTER FIBER. BETTER BUSINESS.

**Transaction:** DigitalBridge Credit, in partnership with Canadian pension CPP Investments, invested $220M in a HoldCo term loan to support the continued growth of Everstream Solutions, LLC

Everstream operates a business-only, enterprise-grade US fiber network serving large and mid-sized enterprises with 27,000+ route miles of fiber

Signature Digitalbridge Credit investment highlights team's ability to provide skill capital, acting as value-add credit solution partner to companies in the digital ecosystem

## VENTURES

celona

**Transaction:** DigitalBridge Ventures led a $60 million Series C funding round in Celona, Inc., including participation from Lightspeed, Cervin, Norwest, Qualcomm Ventures and NTTVC

Founded in 2019, Celona is a leading innovator in the global private LTE/5G infrastructure market, which is forecast to grow over 5x to almost $6 billion by 2024[1].

Extends IM platform into high-growth companies across emerging digital infra technologies that benefit from DBRG deep domain expertise and portfolio ecosystem to accelerate growth

[1] IDC WorldWide Private LTE/5G Infrastructure Revenue Snapshot.

DIGITALBRIDGE

10

# BUILDING A FULL STACK DIGITAL INFRASTRUCTURE INVESTOR

'Full stack' approach to Digital Infrastructure allows DigitalBridge the ability to invest, operate and capitalize on $400+ billion of anticipated annual global capex that enables us to pair capital to the right risk-adjusted opportunity.


RISK / RETURN SPECTRUM
VENTURES
LIQUID
EQUITY
CORE+ EQUITY
CREDIT
celona
DBP I / DBP II
AMPCAPITAL
telenet
everstream
DigitalBridge Strategies
Risk
Target Returns

REQUIREMENTS

- ☑ Ability To Leverage Existing Relationships
- ☑ Big TAM
- ☑ Strong Investor Interest
- ☑ Proprietary Deal Flow

DIGITALBRIDGE

11

12 2 2022 FINANCIAL RESULTS

13 1Q 2022 FINANCIAL OVERVIEW NOTE: All $ in millions except per share & AUM 1Q21 4Q21 1Q22 Y/Y% Consolidated Revenues $31.1 $59.9 $44.9 +44% Consolidated FRE $20.1 $34.8 $24.6 +22% DBRG Pro-Rata Share of Revenue $21.4 $39.9 $30.6 +43% DBRG Pro-Rata Share of FRE $13.6 $23.8 $17.0 +25% Consolidated Revenues $189.2 $189.9 $202.5 +7% Consolidated Adjusted EBITDA $82.3 $84.5 $88.7 +8% DBRG Pro-Rata Share of Revenue $32.7 $32.5 $36.4 +11% DBRG Pro-Rata Share of Adjusted EBITDA $13.9 $14.2 $15.5 +11% TOTAL COMPANY 1Q21 4Q21 1Q22 Y/Y% Consolidated Revenues $220.6 $255.9 $257.5 +17% DBRG OP Share of Revenues $54.1 $77.9 $76.7 +42% Net Income (DBRG Shareholder) ($264.8) ($20.7) ($262.3) Per Share ($0.56) ($0.04) ($0.46) Adjusted EBITDA (DBRG OP Share) $12.5 $21.0 $20.5 +63% AFFO / Distributable Earnings ($10.2) ($5.4) $1.6 Digital AUM ($B) $32.0 $45.3 $46.6 +45% DIGITAL INVESTMENT MANAGEMENT (IM) DIGITAL OPERATING Regular-way dividend beginning in Q3 -- recurring cash flows have turned positive and are expected to accelerate as Wafra & AMP begin to contribute and we grow into our targets while further optimizing our capital structure

14 DIGITAL EARNINGS SUMMARY $189.2 $189.9 $202.5 $31.1 $59.9 $44.9 $220.3 $249.8 $247.4 1Q21 4Q21 1Q22 Digital Operating Digital IM $82.3 $84.5 $88.6 $18.2 $32.5 $22.3 $100.5 $117.0 $110.9 46% 47% 45% 1Q21 4Q21 1Q22 Digital Operating Digital IM Combined Margin Consolidated Adjusted EBITDA(1)Core Digital Revenues(1) (1) Includes Digital Operating and Digital Investment Management segments. Excludes Corporate and Other segment. (2) Digital IM includes $1.3M and $8.1M in 1Q21 and 4Q21, respectively, of catch-up fees earned, which are customary fees paid on 3rd party capital as if it were raised on the first closing date. Additionally includes $5.7M of incentive fee income earned on liquid products. ($ in millions) ($ in millions) Y/Y 68% 68% 68% 17% 17% 18% DBRG % Digital IM Digital Operating 68% 68% 68% 17% 17% 17% Core Digital Revenues were $247M in 1Q22, down slightly Q/Q as expected due to one-time fees earned during 4Q21 including $8M of catch-up fees alongside DBP II’s final close and $6M of incentive fees on liquid products Consolidated Digital Adjusted EBITDA was $111M during 1Q22, a $2M increase from 4Q21 when excluding one-time catch-up fees earned during 4Q21 Y/Y Digital IM - 1x Items 22

15 $76M $79M $85M $100M $124M $137M $155M $175M $235M $41M $43M $47M $48M $70M $78M $88M $106M $124M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Annualized Revenue Annualized FRE $36M $34M $62M $84M $131M $131M $132M $138M $145M $13M $13M $28M $39M $56M $55M $56M $60M $62M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Annualized Revenue Annualized EBITDA STABILIZED GROWTH Digital IM and Digital Operating divisions have continued to grow consistently with ‘lower left to upper right trajectory’. As a result of the purchase of the Global Infrastructure business from AMP Capital, annualized FRE now exceeds the $120M midpoint of 2022 FRE guidance Continued growth in Digital Operating driven primarily by successful M&A at Vantage SDC and DataBank CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST EXCLUDES 1X ITEMS DBRG SHARE 100% ATTRIBUTABLE TO DBRG Investment Management Digital Operating (1) Includes pro-forma run rate adjustments for the AMP Capital transaction; The purchase of the AMP Capital business is currently under contract and expected to close 1Q22; The purchase of the AMP Capital business is subject to customary regulatory closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. 1 AM P AM P

# MORE CAPITAL TO ALLOCATE

Additional firepower remains available after strategic acquisitions of Wafra and AMP close, generated from launching our new products & strategies and harvesting the last remaining legacy investments



~$1,000
$389
$328
$650
$500
~$1,400
($ in millions)
Current Liquidity
Wafra
AMP
New Products & Strategies
BRSP & Remaining Legacy
Future Capital to Allocate

**Capital Allocation Framework**

- Capital Structure Optimization
- Share Repurchases & Dividends
- Strategic Digital M&A
- Incubation of New IM Products

DIGITALBRIDGE

16

17 3 EXECUTING THE DIGITAL PLAYBOOK

18 ACCELERATING AND SCALING OUR CUSTOMER CENTRIC PLATFORM Our ability to support the growth of global tech and telco customers is fundamental to investments that increase the scalability of the DigitalBridge IM platform.  Ability to serve global tech/telco customers at-scale  Leverage balance sheet to grow highly scalable digital IM platform  Prioritize 3rd party capital formation over equity issuance to build scale Capitalize on digital transformation, 5G and future network cycles with a sustainable reinforcing edge IM Capital Formation Scalable, High ROIC New Digital Infra Investment Opportunities Leverage Greater Scale to Serve Customers Better Building Scale to Serve Customers

# LEVERAGING OUR COMPARATIVE ADVANTAGES TO GROW AT SCALE

Asset-light model and expertise investing across the ecosystem are key differentiators that allow us to compete and win, growing more quickly than our digital infrastructure peers



Rapid AUM growth drives scale
+64%
CAGR
$13.5B
$30.0B
$45.3B
$60B+*
2019
2020
2021
2022E



Digital AUM Rankings
1
American Tower
2
Crown Castle
3
Equinix
4
DIGITALBRIDGE*
Fastest Growing AUM on Asset Light Model
5
Digital Realty
6
SBA Communications

Sources: DigitalBridge

DIGITALBRIDGE

* Assumes closing of transactions with Wafra & AMP Capital, and successful fundraising in line with expectations

19

20 7% 8% 12% 13% 16% 74% PERFORMING AS A CATEGORY LEADER WITHIN ONLY 5 YEARS Fast-growing asset-light model allows DigitalBridge to compete head-to-head with established players with two-to-three-decade head start EBITDA Growth CAGRS 1Q20 – 1Q22 Active Macro Towers by YE2021 34,000 40,000 128,000 218,353 30,000 TowerCo A TowerCo B TowerCo C TowerCo D DBRG 175 284 170 290 DC Co A DC Co B DC Co C DBRG 2021 Total MW Leased Sources: DigitalBridge and company IR websites 33 years 28 years 24 years 18 years 27 years 5 years 33 years 28 years 14 years 27 years 5 years 24 years 18 years 22 years 5 years

21 2022 KEY OBJECTIVES Secular Tailwinds Around Connectivity – Big Growing TAM The Leading Management Team 25+ years Investing and Operating Digital Assets Converged Vision with Exposure to Entire Digital Ecosystem Focus on realization of high-growth digital infrastructure platform Build a Full-Stack Digital Infra Investor Meet/Exceed Fundraising and Operational Targets Accelerate & Scale High Performance Platform

22 Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper-Converged Digital Infrastructure DigitalBridge (NYSE: DBRG) is the leading global digital infrastructure investor, managing and operating assets across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure DigitalBridge is the infrastructure partner to the Digital Economy

23 4 Q&A SESSION

24Strictly Private and Confidential 5 APPENDIX

# WAFRA TRANSACTION - SUMMARY OF KEY DEAL TERMS

## Key Deal Terms

| | |
|---|---|
| Transaction Scope | ▪ **Conversion of Wafra's investment in the Digital IM business:**<br>  ▪ 31.5% share in fee-related earnings (FRE) and corporate share of performance fees (carried interest) |
| Consideration | ▪ **$800M Upfront payment ($390M Cash / $410M stock)**<br>  ▪ Cash consideration from balance sheet cash-on-hand, subject to certain net cash and closing adjustments<br>  ▪ $410M stock issued based on 20-trading trailing VWAP |
| Earnout | ▪ **$125M earnout based on new capital formation targets**<br>  ▪ $125M if $6B+; $100M if $5-6B; $90M if $4-5B<br>  ▪ Measurement is cumulative 2yr total over 2022 and 2023 calendar years; Consideration may include up to 50% in stock, at DBRG election |
| Sponsor Fund Investments | ▪ **Existing GP Commitments and other fund LP investments are excluded from the scope of this transaction** |
| Close Date | ▪ **Projected to close in 2Q 2022** |

## Pre/Post Transaction Analysis

| Digital IM | Current | Post-Transaction |
|---|---|---|
| **Fee-Related Earnings (FRE)** | DBRG 68.5% / Wafra 31.5% | DBRG 100% |
| **Corporate Share of Performance Fees[1] (Carried Interest)** | DBRG 68.5% / Wafra 31.5% | DBRG 100% for all future investment funds<br><br>DBPI - Wafra retains 31.5% of corporate share<br>DBP II – Wafra retains 20% of corporate Share; DBRG recovers 11.5% |
| **Corporate Share of GP Fund Commitments** | DBRG 68.5% / Wafra 31.5% | Future - DBRG 100%<br><br>Wafra retains investment stakes in existing funds (DBP I, DBP II, Coinvest, Liquid) |
| **Corporate** | | |
| **Common Stock** | NA | $410M, to be issued at $7.10 (the 20-day trailing VWAP prior to signing), resulting 57.7M shares, 8.5% of outstanding shares. |

DIGITALBRIDGE

1) Excludes Performance Fees (carried interest) allocated to management

25

# AMP INFRA EQUITY - BUSINESS PROFILE AND KEY DEAL TERMS

## Business Profile

- **Leading global infrastructure equity manager** with growing digital focus
- **25+ Investment Professionals** Based principally in UK with investment exposure primarily in North America and Europe
- **Over $5.5 billion of FEEUM,** principally across $1.4B GIF I and $3.4B GIF II; 10 Yr fund lives, 1.2% avg. mgmt. fee
- **Over 140+ limited partners** across North America, Europe & Asia Pacific

## Fund Profile

### Developed Markets Exposure


North America
Europe
Asia

### Growing Digital Focus – GIF II


Other
Digital Infra

### *Digital Infra Holdings*

Fiber

VXFIBER

everstream

Data Centers

expedient

Land Lease

TELECOM INFRASTRUCTURE PARTNERS

## Key Deal Terms[1]

*(all figures USD)*

| | |
|---|---|
| Transaction Scope | ▪ **Purchase of AMPs International Infrastructure Equity Platform:**<br>▪ Includes the Platform and existing funds including GIF I, GIF II & Co-Investment Vehicles |
| IM Platform Consideration | ▪ **$143M Upfront Cash Payment for IM Platform**<br>▪ **$49M for rights to the carried interest for GIF I and GIF II** |
| Earnout | ▪ **$129M max earnout based on future fundraising of GIF III and IV**<br>▪ Thresholds range from $1.5B to $4.75B raised |
| Sponsor Fund Investments | ▪ **$136M for the purchase of the funded sponsor investments in GIF I and GIF II**<br>▪ Acquisition of sponsor fund commitments to GIF I and GIF II at 4Q21 fair value; Future appreciation will correlate with investment performance |
| Close Date | ▪ **Projected to close by end of year 2022** |

Notes:
1) Assumes FX of 1 AUD = 0.7162 USD

DIGITALBRIDGE

26

# NON-GAAP RECONCILIATIONS

| *($ in thousands)* | 1Q22 | 4Q21 | 3Q21 | 2Q21 | 1Q21 | 4Q20 | 3Q20 | 2Q20 |
|---|---|---|---|---|---|---|---|---|
| **Digital IM net income (loss)** | $ (9,143) | $ 28,194 | $ 39,272 | $ 15,786 | $ 7,663 | $ 2,702 | $ 3,799 | $ 2,424 |
| Adjustments: | | | | | | | | |
| Interest expense (income) | 2,500 | 2,499 | 2,250 | - | (1) | (1) | (2) | - |
| Investment and servicing expense (income) | 138 | (12) | - | - | 32 | 204 | - | - |
| Depreciation and amortization | 5,276 | 5,928 | 8,242 | 6,298 | 8,912 | 6,421 | 10,259 | 6,605 |
| Compensation expense—equity-based | 7,133 | 4,527 | 4,673 | 1,837 | 1,533 | 655 | 189 | 682 |
| Compensation expense—carried interest and incentive | (20,352) | 25,921 | 31,736 | 8,266 | (33) | 994 | 912 | - |
| Administrative expenses—straight-line rent | 159 | 75 | 74 | 50 | (2) | (1) | 14 | 16 |
| Administrative expenses—placement agent fee | - | 880 | 3,069 | 6,959 | 59 | 1,202 | - | - |
| Incentive/performance fee income | 40 | (5,720) | (1,313) | (4,489) | - | - | - | - |
| Equity method (earnings) losses | 31,062 | (31,608) | (59,196) | (11,203) | 195 | (6,744) | (6,394) | (277) |
| Other (gain) loss, net | 3,055 | (52) | (461) | (119) | (165) | (102) | (32) | 8 |
| Income tax (benefit) expense | 2,374 | 1,852 | 3,089 | 2,236 | 7 | (757) | 144 | (151) |
| **Digital IM Adjusted EBITDA** | $ 22,242 | $ 32,484 | $ 31,435 | $ 25,621 | $ 18,200 | $ 4,573 | $ 8,889 | $ 9,307 |
| Exclude: Start-up Net G&A of certain new strategies | 2,362 | 2,306 | 2,224 | 2,059 | 1,938 | 1,842 | 1,842 | 1,223 |
| **Digital IM FRE / Adjusted EBITDA** | $ 24,604 | $ 34,790 | $ 33,659 | $ 27,680 | $ 20,138 | $ 6,415 | $ 10,731 | $ 10,530 |
| **DBRG OP share of Digital IM FRE / Adjusted EBITDA** | $ 16,989 | $ 23,757 | $ 22,922 | $ 19,470 | $ 13,583 | $ 3,893 | $ 8,148 | $ 10,531 |

| | 1Q22 | 4Q21 | 3Q21 | 2Q21 | 1Q21 | 4Q20 | 3Q20 | 2Q20 |
|---|---|---|---|---|---|---|---|---|
| **Digital Operating net income (loss) from continuing operations** | (74,141) | (83,909) | (71,822) | (10,850) | (64,260) | (53,591) | (38,795) | (21,262) |
| Adjustments: | | | | | | | | |
| Interest expense | 36,184 | 35,144 | 29,839 | 29,272 | 31,132 | 41,815 | 18,589 | 8,170 |
| Income tax (benefit) expense | (330) | (1,941) | 1,922 | (66,788) | (12,268) | (6,967) | (6,091) | (2,673) |
| Depreciation and amortization | 122,891 | 126,436 | 120,458 | 126,227 | 122,221 | 78,554 | 73,032 | 28,571 |
| **EBITDAre:** | $ 84,604 | $ 75,730 | $ 80,397 | $ 77,861 | $ 76,825 | $ 59,811 | $ 46,735 | $ 12,806 |
| Straight-line rent expenses and amortization of above- and below-market lease intangibles | (377) | 370 | 482 | (98) | (399) | (2,607) | (2,106) | 1,837 |
| Compensation expense—equity-based | 752 | 1,918 | 308 | 308 | 308 | 728 | 148 | 296 |
| Installation services | - | 2,097 | (4,058) | 576 | 880 | 429 | (65) | 493 |
| Transaction, restructuring & integration costs | 4,636 | 3,188 | 4,042 | 2,999 | 4,670 | 1,155 | 420 | 1,021 |
| Other gain/loss, net | (956) | 1,226 | (285) | 349 | 3 | 200 | 45 | - |
| **Digital Operating Adjusted EBITDA** | $ 88,659 | $ 84,529 | $ 80,886 | $ 81,995 | $ 82,287 | $ 59,716 | $ 45,177 | $ 16,453 |
| **DBRG OP share of Digital Operating Adjusted EBITDA** | $ 15,497 | $ 14,200 | $ 13,636 | $ 13,776 | $ 13,948 | $ 9,620 | $ 6,914 | $ 3,294 |

DIGITALBRIDGE
27

# NON-GAAP RECONCILIATIONS

| ($ in thousands) | 1Q22 | 4Q21 | 3Q21 | 2Q21 | 1Q21 | 4Q20 | 3Q20 | 2Q20 |
|---|---|---|---|---|---|---|---|---|
| Net income (loss) attributable to common stockholders | (262,316) | (20,686) | 41,036 | (141,260) | (264,806) | (140,575) | (205,784) | (2,042,790) |
| Net income (loss) attributable to noncontrolling common interests in Operating Company | (22,862) | (1,946) | 4,311 | (14,980) | (27,896) | (15,411) | (22,651) | (225,057) |
| **Net income (loss) attributable to common interests in Operating Company and common stockholders** | **(285,178)** | **(22,632)** | **45,347** | **(156,240)** | **(292,702)** | **(155,986)** | **(228,435)** | **(2,267,847)** |
| **Adjustments for FFO:** | | | | | | | | |
| Real estate depreciation and amortization | 121,744 | 133,813 | 126,494 | 150,458 | 184,762 | 136,245 | 162,705 | 131,722 |
| Impairment of real estate | 23,799 | (40,732) | (8,210) | 242,903 | 106,077 | 31,365 | 142,767 | 1,474,262 |
| Gain from sales of real estate | 3 | (197) | (514) | (2,969) | (38,102) | (26,566) | (12,332) | 4,919 |
| Less: Adjustments attributable to noncontrolling interests in investment entities | (113,537) | (89,727) | (95,512) | (162,021) | (188,496) | (79,874) | (146,905) | (329,601) |
| **FFO** | **(253,169)** | **(19,475)** | **67,605** | **72,131** | **(228,461)** | **(94,816)** | **(82,200)** | **(986,545)** |
| **Additional adjustments for Core FFO:** | | | | | | | | |
| Adjustment to BRSP cash dividend | (9,089) | (28,243) | 9,478 | (40,165) | 55,648 | (22,999) | (18,207) | 328,222 |
| Equity-based compensation expense | 18,720 | 19,416 | 9,038 | 11,642 | 19,299 | 8,288 | 7,879 | 10,152 |
| Straight-line rent revenue and expense | (2,548) | (1,986) | (1,925) | (2,309) | 17,225 | (6,403) | (6,281) | (5,240) |
| Amortization of acquired above- and below-market lease values, net | (248) | (333) | (172) | (1,498) | 6,005 | (1,229) | (1,440) | (531) |
| Debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts | 98,465 | 36,685 | 7,651 | 10,196 | 45,627 | 25,034 | 4,296 | 10,080 |
| Non-real estate fixed asset depreciation, amortization and impairment | 11,132 | 13,324 | 13,616 | 19,996 | 20,563 | 4,885 | 12,754 | 13,390 |
| Restructuring and transaction-related charges | 24,668 | 29,977 | 19,501 | 5,174 | 34,482 | 21,887 | 13,044 | 8,864 |
| Non-real estate (gains) losses, excluding realized gains or losses of digital assets within the Corporate and Other segment | 130,224 | (52,611) | 11,319 | (151,773) | 267,812 | 193,948 | 84,995 | 740,038 |
| Net unrealized carried interest | 13,078 | (7,375) | (27,953) | (6,485) | 189 | (5,734) | (5,170) | 801 |
| Preferred share redemption (gain) loss | - | 2,127 | 2,865 | - | - | - | - | - |
| Deferred taxes and tax effect on certain of the foregoing adjustments | (589) | 8,195 | 1,663 | (42,536) | (17,657) | (8,764) | (7,917) | (3,092) |
| Less: Adjustments attributable to noncontrolling interests in investment entities | (18,700) | (15,423) | 12,438 | 146,687 | (218,328) | (143,262) | (38,042) | (182,607) |
| Less: Core FFO from discontinued operations | (9,003) | 11,467 | (123,075) | (25,874) | (12,391) | 4,025 | 5,579 | 37,218 |
| **Core FFO** | **2,941** | **(4,255)** | **2,049** | **(4,814)** | **(9,987)** | **(25,140)** | **(30,710)** | **(29,250)** |
| Recurring capital expenditures | (1,372) | (1,097) | (1,349) | (764) | (226) | (233) | (300) | (220) |
| **AFFO and DE** | **1,569** | **(5,352)** | **700** | **(5,578)** | **(10,213)** | **(25,373)** | **(31,010)** | **(29,470)** |

| ($ in thousands) | 1Q22 | 4Q21 | 3Q21 | 2Q21 | 1Q21 | 4Q20 | 3Q20 | 2Q20 |
|---|---|---|---|---|---|---|---|---|
| **Core FFO** | 2,941 | (4,255) | 2,049 | (4,814) | (9,987) | (25,140) | (30,710) | (29,250) |
| Less: Earnings of equity method investments | (6,691) | (6,441) | (5,784) | (6,216) | (4,440) | - | - | - |
| Plus: Preferred dividends | 15,759 | 16,139 | 17,456 | 18,516 | 18,516 | 18,516 | 18,516 | 18,516 |
| Plus: Core interest expense | 13,280 | 13,775 | 14,160 | 11,834 | 12,387 | 11,972 | 12,234 | 12,625 |
| Plus: Core tax expense | (6,849) | 631 | (12,638) | (8,224) | (5,613) | (9,974) | (5,310) | (6,536) |
| Plus: Non pro-rata allocation of income (loss) to NCI | 231 | 231 | 231 | 223 | 201 | 201 | (751) | - |
| Plus: Placement fees | - | 603 | 2,102 | 4,767 | 40 | 823 | - | - |
| Less: Net realized carried interest, incentive fees, and other adjustments | 1,172 | (1,092) | (7) | (1,565) | 11 | 140 | 248 | (549) |
| Plus: Digital Operating installation services, transaction, investment and servicing costs | 651 | 1,366 | 53 | 856 | 1,423 | 1,018 | 254 | (42) |
| **Adjusted EBITDA (DBRG OP Share)** | **20,494** | **20,957** | **17,622** | **15,377** | **12,538** | **(2,444)** | **(5,519)** | **(5,236)** |

DIGITALBRIDGE
28

29 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): The Company calculates Adjusted EBITDA by adjusting Core FFO to exclude cash interest expense, preferred dividends, tax expense or benefit, earnings from equity method investments, placement fees, realized carried interest and incentive fees and revenues and corresponding costs related to installation services. The Company uses Adjusted EBITDA as a supplemental measure of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. FFO, Core FFO, AFFO and Distributable Earnings: The Company calculates funds from operations (FFO) in accordance with standards established by the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) real estate-related depreciation and amortization; (ii) impairment of depreciable real estate and impairment of investments in unconsolidated ventures directly attributable to decrease in value of depreciable real estate held by the venture; (iii) gain from sale of depreciable real estate; (iv) gain or loss from a change in control in connection with interests in depreciable real estate or in-substance real estate; and (v) adjustments to reflect the Company's share of FFO from investments in unconsolidated ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity investments, and debt securities, as applicable. The Company computes core funds from operations (Core FFO) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) equity-based compensation expense; (ii) effects of straight-line rent revenue and expense; (iii) amortization of acquired above- and below-market lease values; (iv) debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts; (v) non-real estate depreciation, amortization and impairment; (vi) restructuring and transaction-related charges; (vii) non-real estate loss (gain), fair value loss (gain) on interest rate and foreign currency hedges, and foreign currency remeasurements except realized gain and loss from digital assets within the Corporate and Other segment; (viii) net unrealized carried interest; and (ix) tax effect on certain of the foregoing adjustments. The Company’s Core FFO from its interest in BrightSpire Capital, Inc. (NYSE: BRSP) represented the cash dividends declared in the reported period. The Company excluded results from discontinued operations in its calculation of Core FFO and applied this exclusion to prior periods. The Company computes adjusted funds from operations (AFFO) by adjusting Core FFO for recurring capital expenditures necessary to maintain the operating performance of its properties. The Company's calculation of AFFO is equivalent to Distributable Earnings (DE), the alternative asset manager industry standard metric, which the Company is adopting following it's conversion from a REIT to a C-Corp. The Company uses FFO, Core FFO and AFFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs, and such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations and assesses the Company's ability to meet distribution requirements. The Company also believes that, as widely recognized measures of the performance of REITs, FFO, Core FFO and AFFO will be used by investors as a basis to compare its operating performance and ability to meet distribution requirements with that of other REITs. However, because FFO, Core FFO and AFFO exclude depreciation and amortization and do not capture changes in the value of the Company’s properties that resulted from use or market conditions, which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO, Core FFO and AFFO as measures of the Company’s performance is limited. FFO, Core FFO and AFFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO, Core FFO and AFFO should be considered only as supplements to GAAP net income as measures of the Company’s performance and to cash flows from operating activities computed in accordance with GAAP. Additionally, Core FFO and AFFO exclude the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and non-cash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (FRE): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense excluding equity- based compensation, carried interest and incentive compensation, administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company's calculation of FRE excludes expenses related to new strategies which have 1) not yet held a first close raising FEEUM or 2) for products which may be terminated solely at the Company’s discretion and have never achieved break-even FRE, in which case related revenues are also excluded (both collectively the “Start-up Net G&A”). The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. Assets Under Management (“AUM”): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the report date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the report date. AUM further includes uncalled capital commitments but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. DigitalBridge Operating Company, LLC (“DBRG OP”): The operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. DBRG OP share excludes noncontrolling interests in investment entities. Fee-Earning Equity Under Management (“FEEUM”): Equity for which the Company and its affiliates provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Monthly Recurring Revenue (“MRR”): The Company defines MRR as revenue from ongoing services that is generally fixed in price and contracted for longer than 30 days. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA and FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations of historical Adjusted EBITDA and FRE to net income. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA or FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income. In evaluating the information presented throughout this presentation see definitions and reconciliations of non-GAAP financial measures to GAAP measures. For purposes of comparability, historical data in this presentation may include certain adjustments from prior reported data at the historical period.

30